Exhibit 99.1

MSC Industrial Supply Co. Tel.800.645.7270 Fax.800.255.5067 www.mscdirect.com

MSC REPORTS FISCAL 2016 SECOND QUARTER RESULTS

FISCAL 2016 Q2 HIGHLIGHTS

•	Net sales of $684.1 million, a decline of 3.2% year-over-year
•	Gross margin of 45.1% reflecting continued execution of gross margin countermeasures
•	Operating margin of 11.8% driven by tight operating cost control and ongoing productivity improvements
•	GAAP diluted EPS of $0.80

MELVILLE, NY and DAVIDSON, NC, April 6, 2016 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  “MSC” or the “Company,” a premier distributor of Metalworking and Maintenance, Repair and Operations supplies to industrial customers throughout North America, today reported financial results for its fiscal 2016 second quarter ended February 27, 2016.

Financial Highlights[1]	FY16 Q2		FY15 Q2		Change
Net Sales	$684.1		$706.4		(3.2%)
GAAP Operating Income	80.5		85.9		(6.2%)
% of Net Sales	11.8%		12.2%
Adjusted Operating Income[2]	80.5		86.3		(6.7%)
% of Net Sales	11.8%		12.2%
GAAP Net Income	49.5		51.5		(3.9%)
Adjusted Net Income[3]	49.5		51.8		(4.4%)
GAAP Diluted EPS	$0.80	[i]4	$0.83	[i]5	(3.6%)
Adjusted Diluted EPS	$0.80	[i]4	$0.84	[i]5	(4.8%)

1In millions unless otherwise noted. 2Excludes non-recurring costs. 3Excludes the after-tax effects of non-recurring costs. 4Based on 61.3 million diluted shares outstanding for FY16 Q2. 5Based on 61.6 million diluted shares outstanding for FY15 Q2.

Erik Gershwind, president and chief executive officer, said, “The market environment during our fiscal second quarter remained challenging, consistent with continued low levels of demand in the industrial economy and particularly in metalworking and heavy manufacturing. Continued share gains, as well as strong execution on our gross margin countermeasures and cost reduction initiatives, helped offset this ongoing weakness.”

Rustom Jilla, executive vice president and chief financial officer, added, “Our second quarter gross margin and EPS were both at the top of our guidance range, while average daily sales and operating expenses were in-line with our guidance. Our strong cash flows for the quarter reflect our working capital management, including a reduction in inventory, which we achieved while maintaining the very high service levels that define our competitive advantage.”

Gershwind concluded, “In such a difficult environment, I am very pleased with how we have managed the business in the first half of fiscal 2016, and we remain in line with our annual operating margin framework. Should conditions improve, the combination of share gains, gross margin stabilization and improvements to our cost structure will result in strong earnings growth.”

Outlook

Based on current market conditions, the Company expects net sales for the fiscal 2016 third quarter to be between $729 million and $741 million. At the midpoint, average daily sales are expected to decline roughly 3 percent compared to the prior year period. The Company expects diluted earnings per share for the fiscal 2016 third quarter to be between $0.98 and $1.02.

An explanation and reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures are included in the attached tables.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 SECOND QUARTER RESULTS

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2016 second quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may be accessed by dialing 1-877-443-5575 (US), 1-855-669-9657 (Canada), or 1-412-902-6618 (international).

A webcast replay of the conference call will be available until May 6, 2016.

The Company’s reporting date for fiscal 2016 third quarter results will be July 6, 2016.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from 75 years of working with customers across industries.

Our experienced team of over 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit www.mscdirect.com.

# # #

Note Regarding Forward-Looking Statements: Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, current economic, political, and social conditions, changing customer and product mixes, competition, industry consolidation and other changes in the industry distribution sector, volatility in commodity and energy prices, the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits, credit risk of our customers, the risk of cancellation or rescheduling of customer orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, the risk of loss of key suppliers, key brands or supply chain disruptions, our dependence on our information systems and the risk of business disruptions arising from changes to our information systems, and disruptions due to catastrophic events, power outages, natural disasters, computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, our dependence on key personnel, failure to comply with applicable environmental, health and safety laws and regulations, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, problems with successfully integrating acquired operations, and disclosing our use of "conflict minerals" in certain of the products we distribute could raise reputational and other risks. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Balance Sheets

(In thousands)

	February 27,	August 29,
	2016	2015
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$23,960	$38,267
Accounts receivable, net of allowance for doubtful accounts	389,359	403,468
Inventories	464,225	506,631
Prepaid expenses and other current assets	49,372	39,067
Deferred income taxes	44,643	44,643
Total current assets	971,559	1,032,076
Property, plant and equipment, net	287,557	291,156
Goodwill	623,042	623,626
Identifiable intangibles, net	111,189	119,805
Other assets	32,105	34,543
Total assets	$2,025,452	$2,101,206

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Revolving credit note	$99,000	$188,000
Current maturities of long-term debt	38,465	25,515
Accounts payable	110,946	114,328
Accrued liabilities	84,167	94,494
Total current liabilities	332,578	422,337
Long-term debt, net of current maturities	190,534	214,789
Deferred income taxes and tax uncertainties	131,132	131,210
Total liabilities	654,244	768,336
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	-	-
Class A common stock	56	56
Class B common stock	13	13
Additional paid-in capital	613,160	604,905
Retained earnings	1,283,762	1,232,381
Accumulated other comprehensive loss	(20,646)	(17,252)
Class A treasury stock, at cost	(505,137)	(487,233)
Total shareholders’ equity	1,371,208	1,332,870
Total liabilities and shareholders’ equity	$2,025,452	$2,101,206

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	February 27,	February 28,	February 27,	February 28,
	2016	2015	2016	2015
Net sales	$684,117	$706,400	$1,390,936	$1,437,491
Cost of goods sold	375,326	385,526	763,173	786,468
Gross profit	308,791	320,874	627,763	651,023
Operating expenses	228,249	235,000	456,833	471,178
Income from operations	80,542	85,874	170,930	179,845
Other (expense) income:
Interest expense	(1,295)	(2,035)	(2,851)	(2,979)
Interest income	164	435	327	440
Other income (expense), net	739	(557)	802	(380)
Total other expense	(392)	(2,157)	(1,722)	(2,919)
Income before provision for income taxes	80,150	83,717	169,208	176,926
Provision for income taxes	30,625	32,190	64,654	67,982
Net income	$49,525	$51,527	$104,554	$108,944
Per Share Information:
Net income per common share:
Basic	$0.81	$0.84	$1.70	$1.76
Diluted	$0.80	$0.83	$1.70	$1.75
Weighted average shares used in computing net income per common share:
Basic	61,187	61,351	61,242	61,298
Diluted	61,313	61,566	61,361	61,554
Cash dividends declared per common share	$0.43	$0.40	$0.86	$3.80

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	February 27,	February 28,	February 27,	February 28,
	2016	2015	2016	2015
Net income, as reported	$49,525	$51,527	$104,554	$108,944
Foreign currency translation adjustments	(2,279)	(5,449)	(3,394)	(9,397)
Comprehensive income	$47,246	$46,078	$101,160	$99,547

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twenty-Six Weeks Ended
	February 27,	February 28,
	2016	2015
Cash Flows from Operating Activities:
Net income	$104,554	$108,944
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,381	34,445
Stock-based compensation	6,999	8,202
Loss on disposal of property, plant, and equipment	390	371
Provision for doubtful accounts	5,241	2,719
Deferred income taxes and tax uncertainties	(78)	(60)
Excess tax benefits from stock-based compensation	(267)	(3,686)
Changes in operating assets and liabilities:
Accounts receivable	7,581	(28,222)
Inventories	41,153	(58,055)
Prepaid expenses and other current assets	(10,362)	(11,424)
Other assets	653	2,140
Accounts payable and accrued liabilities	(8,265)	(7,767)
Total adjustments	78,426	(61,337)
Net cash provided by operating activities	182,980	47,607
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(26,781)	(25,145)
Net cash used in investing activities	(26,781)	(25,145)
Cash Flows from Financing Activities:
Purchases of treasury stock	(19,212)	(26,298)
Payments of regular cash dividends	(52,948)	(49,468)
Payment of special cash dividend	—	(185,403)
Payments on capital lease and financing obligations	(367)	(1,322)
Excess tax benefits from stock-based compensation	267	3,686
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	1,982	2,326
Proceeds from exercise of Class A common stock options	890	8,440
Borrowings under financing obligations	453	530
Borrowings under Credit Facility	66,000	298,000
Payments of borrowings under Credit Facility	(167,500)	(92,500)
Net cash used in financing activities	(170,435)	(42,009)
Effect of foreign exchange rate changes on cash and cash equivalents	(71)	(182)
Net decrease in cash and cash equivalents	(14,307)	(19,729)
Cash and cash equivalents – beginning of period	38,267	47,154
Cash and cash equivalents – end of period	$23,960	$27,425
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$70,511	$68,036
Cash paid for interest	$2,747	$2,336

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 SECOND QUARTER RESULTS

Non-GAAP Financial Measures

To supplement MSC’s unaudited selected financial data presented on a basis consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including adjusted operating income, adjusted net income, and adjusted net income per diluted share. The adjusted supplemental measures exclude non-recurring costs for the thirteen weeks ended February 28, 2015 associated with the Class C Solutions Group (“CCSG”) acquisition and executive transition costs related to the retirement of our former Chief Financial Officer and related tax effects. There were no adjustments for non-recurring costs for the thirteen weeks ended February 27, 2016. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MSC’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of Company performance.

In calculating non-GAAP financial measures, we exclude these non-recurring costs to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis because such costs are not, in our view, related to the Company’s ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, we use certain non-GAAP financial measures as performance metrics for management incentive programs. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	The ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	The ability to better identify trends in the Company’s underlying business and perform related trend analyses; and

•	A better understanding of how management plans and measures the Company’s underlying business.

The following tables reconcile GAAP operating income, GAAP net income and GAAP net income per diluted share (“EPS”) to non-GAAP adjusted operating income, adjusted net income, and adjusted net income per diluted share:

	Thirteen Weeks Ended
	February 28, 2015
	(in thousands)	% of Net Sales
GAAP Operating income	$85,874	12.2%
Non-recurring costs	467
Adjusted Operating income	$86,341	12.2%

Thirteen Weeks Ended
February 28, 2015
(in thousands)
Net sales	$706,400
Cost of goods sold	385,526
Gross profit	320,874
Operating Expenses	235,000
Income from Operations	85,874
Non-recurring costs	467
Adjusted Operating income	$86,341

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 SECOND QUARTER RESULTS

	Thirteen Weeks Ended
	February 28, 2015
(in thousands, except per share amounts)	$(after-tax)	Diluted EPS **
GAAP net income	$51,527	$0.83
Non-recurring costs*	286	-
Adjusted net income	$51,813	$0.84

* On a pre-tax basis includes approximately $220 of non-recurring integration costs associated with the CCSG acquisition and approximately $247 of non-recurring executive transition costs related to the retirement of our former Chief Financial Officer.  The non-recurring costs were calculated using an effective tax rate of 38.5%.

** Individual amounts of earnings per share may not agree to the total due to rounding.